Exhibit 10.20

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***]

THIRD AMENDMENT TO LICENSE AGREEMENT FOR CKI27

This Third Amendment to License Agreement for CKI27 (this “Amendment”), effective as of May 10, 2023 (the “Amendment Effective Date”), is made by and between Verastem, Inc., a Delaware corporation (“Verastem”) with its place of business at 117 Kendrick St., Suite 500, Needham, MA 02494, and Chugai Pharmaceutical Co., Ltd., a Japanese Corporation (“Chugai”) with its place of business at 1-1 Nihonbashi-Muromachi 2-chome, Chuo-ku, Tokyo, 103-8324, Japan (each individually, a “Party” and collectively, the “Parties”).

WHEREAS, Verastem and Chugai previously entered into the License Agreement for CKI27 dated January 7th, 2020 (as amended on April 19th, 2020 by FIRST AMENDMENT and further amended on August 12th, 2021 by SECOND AMENDMENT), pursuant to which Verastem licensed from Chugai the intellectual property rights in and to the compound designated by Chugai as “CKI27(2)” or “CH5126766 (RO5126766)” (the “Agreement”);

WHEREAS, pursuant to written notification received on December 26, 2022 from Chugai, Chugai has elected not to exercise and to waive its opt-back rights and [***] in the European Union, Japan and Taiwan, as provided in Sections 5.1 and 5.2 of the Agreement;

WHEREAS, pursuant to Section 3.7 of the Agreement, Verastem is obligated to provide Chugai with certain written development reports at least [***];

WHEREAS, pursuant to Section 4.1 of the Agreement, Verastem and Chugai have established a Joint Committee (or JC), which JC lasts until the earlier of (a) a First Commercial Sale, or (b) the Parties mutually agreeing in writing to disband; and

WHEREAS, Verastem and Chugai wish to amend certain terms and conditions of the Agreement related to the frequency of such reports and the continuation of the JC.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions contained in this Amendment, the Parties hereby agree as follows:

1.Capitalized terms used in this Amendment but not defined shall have the meanings set forth in the Agreement.

2.	Amendment to the Agreement.

2.1.The first sentence of Section 3.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“No less frequently than [***], VERASTEM shall provide CHUGAI with written reports summarizing its, its Affiliates’, and its sublicensees’ development of Product, including a publication plan, a summary of the data, timelines and results of such development, and an overview of future development activities reasonably contemplated by VERASTEM, which reports shall be provided in English.”

2.2.The Parties hereby mutually agree that, as of the Amendment Effective Date, the JC is disbanded and Section 4 of the Agreement is hereby deleted in its entirety and intentionally left blank.

3.Conflicting Terms. Where there is any conflict between the terms of this Amendment and the terms of the Agreement or any other agreement between the Parties (or their respective Affiliates), the terms of this Amendment shall prevail.

4.	No Other Changes. Except as changed or amended hereby, the Agreement shall remain unchanged.

5.Governing Law. This Amendment shall be governed by, and enforced in accordance with, the federal laws of the United States and the internal laws of the State of New York, including its statutes of limitations, but without regard to conflict of law principles thereof.

6.Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date of the last signature set forth below.

VERASTEM, INC.		CHUGAI PHARMACEUTICAL CO., LTD.

By:	/s/ Dan Paterson	By:	/s/ Yumiko Asano
Name:	Dan Paterson	Name:	Yumiko Asano
Title:	President and Chief Operating Officer	Title:	Head of Partnering

Date:	5/11/2023	Date:	5/11/2023